SCHEDULE 14A
                      INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 ( Amendment No.  )

Filed by the registrant  [ X ]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[ X ] Preliminary proxy statement           [   ] Confidential, for Use
                                                  of the Commission Only
                                                  (as permitted by Rule
                                                  14a-6(e)(2))
[   ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       MECHANICAL TECHNOLOGY INCORPORATED
                       ----------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

      (1) Title of each class of securities to which transaction applies:
      ________________________________________________________________________
      (2) Aggregate number of securities to which transaction applies:
      ________________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      ________________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:
      ________________________________________________________________________
      (5) Total fee paid:
      ________________________________________________________________________

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

      (1) Amount previously paid:
      _________________________________________________________________________
      (2) Form, schedule or registration statement no.:
      _________________________________________________________________________
      (3) Filing Party:
      _________________________________________________________________________
      (4) Date filed:
      _________________________________________________________________________

                        MECHANICAL TECHNOLOGY INCORPORATED
                             968 ALBANY-SHAKER ROAD
                             LATHAM, NEW YORK 12110

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS:


The Annual Meeting of Shareholders of Mechanical Technology Incorporated will be held at the offices of First Albany Companies, Inc., 30 South Pearl Street, Albany, New York, 12207 (directions enclosed), on April 15, 1998, at 10:00 A.M. local time (refreshments will be served at 9:15 A.M.) for the following purposes:

1. Election of Directors;

2. Ratification of the appointment of Coopers & Lybrand L.L.P. as the auditors of the Company.

3. Approval of the amendment and restatement of the Company's Certificate of Incorporation.

4. Approval of the restatement of the Company's By-Laws.

5. Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 25, 1998 are entitled to notice of and to vote at the meeting or any adjournment. The Proxy Statement and Annual Report of the Company for the fiscal year ended September 30, 1997, are enclosed.



By Order of the Board of Directors

John Recupero                                               Latham, New York
Secretary                                                      March 9, 1998






                           YOUR VOTE IS IMPORTANT

              YOU ARE URGED TO MARK, DATE, SIGN, AND PROMPTLY
                 RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

                        MECHANICAL TECHNOLOGY INCORPORATED
                             968 ALBANY-SHAKER ROAD
                            LATHAM, NEW YORK  12110


                                PROXY STATEMENT


This Proxy Statement, first being mailed to shareholders on approximately March 9, 1998, is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Mechanical Technology Incorporated to be held on April 15, 1998, and any adjournment thereof at the offices of First Albany Companies, Inc., 30 South Pearl Street, Albany, New York.

The shares represented by properly completed proxies received prior to the vote will be voted FOR 1) the election of directors; 2) ratifying appointment of auditors; 3) amendment and restatement of the Certificate of Incorporation; and 4) restatement of the By-Laws, unless specific instructions to the contrary are given or an abstention from voting is indicated by the stockholder. The proxy may be revoked any time before it is exercised.

At the close of business on February 25, 1998 the Company had outstanding 5,905,761 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on the matters to be voted upon by such shareholders. A majority of the outstanding shares, present in person or by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. A plurality vote is required for the election of Directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors.
Votes will be tabulated by inspectors of election appointed in accordance with the applicable provisions of the New York Business Corporation Law.


                            ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders, eight Directors are to be elected, each to hold office until the expiration of his or her term and until a successor shall be elected and qualify. Three Directors shall serve a three year term, two Directors shall serve a two year term and three Directors shall serve a one year term.

Alan Goldberg, Walter Robb and Beno Sternlicht are nominated to serve three year terms; Dale Church and Edward Dohring are nominated to serve two year terms; and George McNamee, Dennis O'Connor and Martin Mastroianni are nominated to serve one year terms. Management's nominees for Directors, together with certain information concerning them, are on the following pages. In the event that any of such nominees shall become unavailable for any reason, it is intended that proxies will be voted for substitute nominees designated by management.

All eight nominees are presently serving as Directors of the Company. R. Wayne Diesel, who has resigned as an officer of the Company, will not stand for re-election to the Board of Directors.

CERTAIN INFORMATION REGARDING NOMINEES

Mr. Church, 58, a Director since 1997, has practiced law in private practice, government, and corporate environments for over 30 years with specialties in U.S. and international government contracting, developing companies, mergers and acquisitions, and joint ventures. He is currently the CEO of Ventures & Solutions LLC, a Trustee of the National Security Industrial Association and is a director of various private corporations. He has served as general Counsel to the American Electronics Association. His previous experience includes working for the U.S. government's Central Intelligence Agency and Department of Defense and as corporate counsel to establish several companies in the "Silicon Valley" of California.

Mr. Dohring, 64, a Director since 1997, has been Vice President of Silicon Valley Group, Inc. ("SVG") since July 1992 and President of its SVG Lithography Systems, Inc. unit since October 1994. From June 1992 to October 1994, he served as President of SVG's Track Systems Division. He joined SVG from Rochester Instrument Systems, Inc., where he served as President from April 1989 to June 1992. He has also held management positions with General Signal, CVC Products, Bendix, Bell & Howell and Veeco Instruments.

Mr. Goldberg, 52, a Director since 1996, is the President & Co-Chief Executive Officer and a Director of First Albany Companies, Inc. ("FAC", see "Securities Ownership of Certain Beneficial Owners" in the section entitled "Additional Information", below). He is Chairman of the Board of Trustees of the Albany Institute of History and Art, and a Director of the Center for Economic Growth and the Albany Symphony Orchestra.

Mr. McNamee, 51, a Director since 1996, Chairman of the Company's Board of Directors, is the Chairman & Co-Chief Executive Officer and a Director of FAC (see "Securities Ownership of Certain Beneficial Owners" in the section entitled "Additional Information", below). Mr. McNamee is a member of the Board of Directors of MapInfo Corporation, The Meta Group, Inc., and Internet Shopping Network, Inc. He also serves on the Board of Directors of the New York State Science and Technology Foundation, and is Chairman of the Regional Firms Advisory Committee to the Board of the New York Stock Exchange.

Dr. Mastroianni, 53, a Director since 1997, was elected President and Chief Operating Officer of the Company in December 1996. Prior to joining the Company, he served most recently as a Director of Transmission Power Delivery for the Electric Power Research Institute, where he was employed since 1992. Previously, from 1973 to 1992, he held senior management positions in the technology driven test and measurement industries with Vacuum Components, Inc., Tenney Engineering, Inland Vacuum Industries, Halocarbon Products, Inc., and Allied Signal Corporation.

Mr. O'Connor, 58, a Director since 1993, is a registered patent attorney and has, since April 1984, been the Director of New Products and Technology for Masco Corporation, Taylor, Michigan, a diversified manufacturer of building and home improvement, and other specialty products for the home and family.
He is a director of various private corporations. Mr. O'Connor originally became a Director of the Company when he was selected by Masco Corporation as its designee on the Company's Board of Directors pursuant to agreements entered into in connection with the 1992 transaction in which Masco sold 1,730,000 shares of the Company's Common Stock to subsidiaries of the Lawrence Insurance Group, Inc., a former majority shareholder of the Company. The Lawrence Insurance Group, Inc. subsidiaries agreed to vote their shares to elect a designee of Masco to the Company's Board of Directors so long as Masco remained liable under a guarantee it had executed in connection with the Company's obligations under a line of credit.

Dr. Robb, 69, a Director since 1997, now a management consultant and President of Vantage Management, Inc., was until December 31, 1992, General Electric Company's("GE") Senior Vice President for corporate research and development. He directed the GE Research and Development Center, one of the world's largest and most diversified industrial laboratories, and served on GE's Corporate Executive Council. He serves on the Board of Directors of Marquette Medical Systems, Cree Research, Celgene and Neopath. He also serves on the Advisory Council of the Critical Technology Institute and on the Council of the National Academy of Engineering.

Dr. Sternlicht, 69, a Director since 1996, one of the founders of the Company, has been President of Benjosh Management Corporation, a management firm in New York, New York, since 1976. He previously served as a Director of the Company from 1961 to 1992. Prior to 1985, he held a number of positions with the Company. At the time of his departure from the Company, he served as Vice Chairman of the Board of Directors and Technical Director.

Management recommends that you vote FOR election of the eight nominees listed above as Directors of the Company.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held nine (9) meetings during fiscal 1997. All Directors attended at least 75% of all meetings of the Board, and of all Board committees on which they serve, held during fiscal 1997.

The Company's Board of Directors has established Audit, Compensation and Nominating Committees. The Audit Committee (consisting of Messrs. O'Connor, Church and Goldberg) reviews with the independent auditors the plan and results of the auditing engagement, the auditors' assessment of internal accounting controls; and it also recommends the appointment of the public auditors to the Board of Directors. One Audit Committee meeting was held during fiscal 1997. The Compensation Committee (consisting of Messrs. Apkarian, Landgraf and Goldberg until April 16, 1997, and thereafter consisting of Mr. Goldberg and Dr. Sternlicht) determines compensation and bonuses for officers and employee Directors. One Compensation Committee meeting was held during fiscal 1997. The Nominating Committee (consisting of Messrs. Goldberg, McNamee and Diesel) seeks out and interviews qualified candidates for consideration as potential Directors, and recommends candidates for election and to fill interim vacancies. At the present time, the Nominating Committee has not established any procedures for consideration of director-candidates submitted by shareholders. One Nominating Committee meeting was held during fiscal 1997.


                             APPROVAL OF AUDITORS

The Board of Directors has recommended that the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending September 30, 1998 be ratified by the stockholders. Coopers & Lybrand L.L.P. have been the Company's auditors since 1978. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of auditors.

                  APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
                    COMPANY'S CERTIFICATE OF INCORPORATION

In 1997, the New York State legislature revised the New York Business Corporation Law. The Board of Directors has therefore approved, subject to shareholder approval, amendment of the Company's Certificate of Incorporation to include certain standard provisions that are now required by the New York Business Corporation Law, provide for a classified board and staggered election of Directors, provide for indemnification of the Company's Directors and officers, and limit the personal liability of the Company's Directors, to the fullest extent permitted by the New York Business Corporation Law. For purposes of clarity and cohesiveness, the Board of Directors has approved, subject to shareholder approval, the restatement of the Company's Certificate of Incorporation, which restatement shall include, the foregoing amendments. As so amended and restated, the Company's Certificate of Incorporation would read as set forth on Exhibit A hereto.

Certain provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Company could, together or separately, discourage potential acquisition proposals or delay or prevent a change in control of the Company. These provisions include a classified Board of Directors, staggered election of Directors and super majority approval for the removal of a Director.

Amendments to the Company's By-Laws creating a classified board, requiring staggered election of Directors, and requiring super majority voting for the removal of a Director became effective as of February 23, 1998. The amendment and restatement of the Company's Certificate of Incorporation, if approved by shareholders, will become effective when filed with the Secretary of State of the State of New York. Accordingly, at the Annual Meeting of Shareholders on April 15, 1998, three directors will be elected to serve a three year term, two directors will be elected to serve a two year term and three directors will be elected to serve a one year term. Directors will serve until the expiration of his or her term and until their successors shall be elected and shall qualify.

The Board of Directors recommends that shareholders vote FOR the amendment and restatement of the Company's Certificate of Incorporation.


                         APPROVAL OF RESTATEMENT OF
                          OF THE COMPANY'S BY-LAWS

The Board of Directors amended of the By-Laws of the Company to incorporate the most recent amendments to the New York Business Corporation Law, and update the By-Laws such that they are consistent with the By-Laws of companies in like-industries, effective February 23, 1998. For purposes of clarity and cohesiveness, the Board of Directors has approved, subject to Shareholder approval, the restatement of the Company's By-Laws, which restatement shall include, the foregoing amendments. As so amended and restated, the Company's By-Laws would read as set forth on Exhibit B hereto.

The Board of Directors recommends that shareholders vote FOR the restatement of the Company's By-Laws.

                          ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

The following table sets forth information with respect to the compensation for services to the Company and its subsidiaries during the Company's fiscal year ended September 30, 1997 (and during the Company's two prior fiscal years), of each person who served as Chief Executive Officer during such year, and of all other persons who served as executive officers of the Company during such year whose total annual compensation exceeded $100,000.

========================================================================================================
                                        SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION          LONG-TERM COMPENSATION
--------------------------------------------------------------------------------------------------------
NAME AND POSITION OF            FISCAL   SALARY      BONUS    OTHER    RESTRICT-   SECURITIES     ALL
PRINCIPAL                        YEAR                         ANNUAL      ED         UNDER-       OTHER
                                                               COMP      STOCK       LYING        COMP
                                                                        AWARDS      OPTIONS
                                                                         (1)          (#)
--------------------------------------------------------------------------------------------------------
R. Wayne Diesel                  1997   $200,000    $15,000       -       None       35,100      $6,605
CEO                                                                                                 (2)
--------------------------------------------------------------------------------------------------------
                                 1996   $200,000       None       -       None         None      $8,000
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
                                 1995   $190,764       None       -     12,500         None      $4,452
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
Martin J. Mastroianni, President 1997   $121,154       None       -       None      150,100          $-
& COO (3)
--------------------------------------------------------------------------------------------------------
Stephen Sullivan, President,     1997    $62,828       None       -       None         None     $16,615
Ling Electronics, Inc.                                                                           (2)(4)
--------------------------------------------------------------------------------------------------------
                                 1996   $130,310       None       -       None         None      $4,840
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
                                 1995   $139,617       None       -       None         None      $5,306
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
James Clemens, Vice President,   1997    $57,501       None       -       None       30,000     $32,123
Ling Electronics, Inc. (5)                                                                       (2)(6)
--------------------------------------------------------------------------------------------------------
Douglas McCauley, Vice           1997   $115,000     $7,000       -       None       15,100      $4,158
President, Technology Group                                                                         (2)
--------------------------------------------------------------------------------------------------------
                                 1996   $110,807     $7,500       -       None         None        None
--------------------------------------------------------------------------------------------------------
                                 1995   $100,152     $5,000       -        625         None      $1,669
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
Stephen T. Wilson, Chief         1997   $110,000    $10,000       -       None       10,100      $3,594
Financial Officer                                                                                   (2)
--------------------------------------------------------------------------------------------------------
                                 1996   $107,903    $10,000       -       None         None      $2,620
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------
                                 1995    $60,846       None       -       None         None          $-
--------------------------------------------------------------------------------------------------------
Denis P. Chaves, Vice President, 1997   $120,673    $37,000       -       None       25,100      $4,233
LAB and Advanced Products                                                                           (2)
--------------------------------------------------------------------------------------------------------
                                 1996    $99,167    $37,000       -       None         None      $3,966
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------

                                 1995    $95,000    $10,000       -        625         None      $3,800
                                                                                                    (2)
--------------------------------------------------------------------------------------------------------

(1) This column shows the market value on the date of grant of shares of the Company's Common Stock awarded under the Company's Restricted Stock Incentive Plan. The Plan expired on December 31, 1994. The restrictions on these shares lapse on a scheduled basis as determined by the Board of Directors at the time of grant or upon death. The recipient has voting and dividend rights to the shares from the date of award. The aggregate holdings/value of shares of Restricted Stock, as to which the restrictions have not lapsed, on September 30, 1997 (based on a price on that date of $3.47 per share) by the individuals listed in this table, including the awards shown in this column, are: Mr. Sullivan, 500 shares/$1,735; Mr. McCauley, 3,500 shares/$12,145. In November 1996, the Board of Directors took action to accelerate the vesting of shares held by Messrs. Diesel (23,000 shares), McCauley (1,500 shares), and Chaves (1,500 shares) that were still subject to restrictions under the Plan; as a result, all restrictions under the Plan have lapsed as to all shares held by Messrs. Diesel and Chaves, while 4,000 shares held by Mr. McCauley and 500 shares held by Mr. Sullivan remain subject to restrictions under the Plan.

(2) Represents Company matching contributions of $1.00 for each $1.00 contributed by the named individual to the 401(k) Savings Plan up to a maximum of 4% of base pay.

(3) Dr. Mastroianni replaced Mr. Diesel as President and became Chief Operating Officer of the Company on December 20, 1996.

(4) Represents payout of vacation pay in lieu of time off.

(5) Mr. Clemens replaced Mr. Sullivan as president of Ling Electronics, Inc. on March 24, 1997.

(6) Includes a $30,000 loan by the Company to Mr. Clemens. The loan is repayable in three equal annual installments of $10,000 plus interest at the rate of 6.5%. The Company has agreed to pay Mr. Clemens an annual bonus equal to the principal plus interest due on the promissory note, if Mr. Clemens continues to be employed by the Company on March 24 of 1998, 1999 and 2000, respectively. The Company also agreed to repay the note in full if Mr. Clemens dies or becomes permanently disabled prior to the due date of the final payment on the note.

The following table sets forth information concerning the grant of stock options during the Company's fiscal year ended September 30, 1997 to each person who served as Chief Executive Officer during such year, and all other persons who served as executive officers of the Company during such year whose total annual compensation exceeded $100,000.

                                      OPTION GRANTS IN FISCAL 1997

                                                                             Potential Realizable
                                                                               Value at Assumed
                     Number of      Percentage                                  Annual Rates of
                        Shares        of Total                                    Stock Price
                    Underlying         Options     Exercise                    Appreciation for
                       Options      Granted to       Price      Expiration       Option Term
Name                   Granted       Employees    (per share)      Date         5%($)     10%($)
----                   -------       ---------    -----------      ----         -----     ------
R. Wayne Diesel         35,000(1)       9.14%         $3.44       06/30/00    $17,305    $36,180
                           100(2)       0.03%         $2.44       12/20/06       $153       $389

Martin J. Mastroianni   30,000(3)       7.83%         $2.44       12/20/06    $46,035   $116,662
                           100(2)       0.03%         $2.44       12/20/06       $153       $389
                       120,000(3)      31.32%         $2.50       07/15/07   $188,668   $478,123

James Clemens           15,000(4)       3.92%         $3.44       08/27/07    $32,451    $82,237
                        15,000(5)       3.92%         $2.44       03/24/07    $23,018    $58,331

Douglas McCauley        15,000(4)       3.92%         $3.44       08/27/07    $32,451    $82,237
                           100(2)       0.03%         $2.44       12/20/06       $153       $389

Stephen T. Wilson       10,000(6)       2.61%         $3.44       12/20/99     $3,947     $8,148
                           100(2)       0.03%         $2.44       12/20/06       $153       $389

Denis P. Chaves         25,000(7)       6.53%         $3.44       08/27/07    $54,085   $137,062
                           100(2)       0.03%         $2.44       12/20/06       $153       $389

-----------------------
(1) Options may be exercised until June 30, 2000.

(2) Options may be exercised after December 20, 1997 and prior to December 20, 1999.

(3) Dr. Mastroianni was originally granted qualified options for 150,000 shares; 30,000 of which vested 6,000 per year for each of five years and 120,000 of which vested upon attainment of certain defined profit targets. As of July 15, 1997, Dr. Mastroianni's option agreement was amended to provide that Dr. Mastroianni will receive a total of 150,000 qualified stock options that will vest as follows: a) 30,000 will vest 20% per year commencing as of December
20, 1996; (b) 30,000 will vest at the rate of 33-1/3% per year beginning as of July 15, 1997; c) 90,000 will vest, if certain profit targets are attained, at the rate of 20,000 per year, for each of three years, commencing as of July 15, 1997, and 30,000 as of September 30, 2000.

(4) 25% or 3,750 shares are exercisable each year beginning on August 27, 1998.

(5) Options will vest and may be exercised based upon the attainment of certain defined annual profit targets.

(6) Options may be exercised after December 20, 1997 and prior to December 20, 1999.

(7) 25% or 6,250 shares are exercisable each year beginning on August 27, 1998.

                        AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                                             Value of
                                                                                            Unexercised
                                                       Number of Securities                In-the-Money
                                                      Underlying Unexercised                Options at
                                                      Options at Fiscal Year                Fiscal Year
                                                             End (#)                          End ($)
                                                          -------------                     -----------
                             Shares
                           Acquired       Value
                                 on    Realized
Name                   Exercise (#)        ($)      Exercisable   Unexercisable     Exercisable   Unexercisable
----                   ------------       -----     -----------   -------------     -----------   -------------
R. Wayne Diesel               0             0           35,000             100          $1,050            $103

Martin J. Mastroianni         0             0           36,000         114,100         $25,580        $121,823

James Clemens                 0             0                0          30,000               0         $15,900

Douglas McCauley              0             0                0          15,100               0            $553

Stephen T. Wilson             0             0                0          10,100               0            $403

Denis P. Chaves               0             0                0          25,100               0            $853

                        COMPENSATION COMMITTEE REPORT

COMPENSATION POLICIES FOR OFFICERS. The Company's compensation program for executive officers and employee Directors currently consists of an annual salary and bonus payments that are primarily designed to reward performance.

For the fiscal year 1997, the Committee used the following criteria in making compensation decisions for executive officers:

        *  Company and individual affiliate financial performance.

        * Identification and implementation of strategies and programs that result in increased revenue, decreased cost or improved share value.

        * Implementation of programs to improve working capital and cash flow, and to focus the Company's product offerings such that they compliment the Company's technology resources.

CHIEF EXECUTIVE OFFICER COMPENSATION.  Effective July 1, 1997, Mr.
Diesel resigned as Chief Executive Officer and became special assistant to the chairman of the Board of Directors.  Effective June 30, 1998,
Mr. Diesel will resign from his position as special assistant.  The office of
Chief Executive Officer was eliminated as of February 23, 1998.   Mr. Diesel
was Chief Executive Officer from February 1994 to July 1997 and President from February 1994 to December 1996. Mr. Diesel's compensation package reflected his experience and expertise; the size, diversity and needs of the business; and compensation levels at companies of comparable size and industry. For the period

October 1, 1994 through September 30, 1997, Mr. Diesel's base salary of $200,000 did not change. In fiscal 1997, Mr. Diesel was awarded a bonus of $15,000. In November 1996 restrictions on 23,000 shares of restricted stock held by Mr. Diesel were removed. In addition, on August 27, 1997, Mr. Diesel was awarded 35,000 non-qualified options for the Company's common stock. The stock award and bonus were based on Mr. Diesel's service to the Company and the Company's improved financial condition. (see "Employment Agreements" in the section entitled "Certain Relationships and Related Transactions", below).

Effective December 20, 1996, Dr. Martin Mastroianni replaced Mr. Diesel as President and became Chief Operating Officer of the Company.
Dr. Mastroianni was recruited from outside the Company. His compensation package includes an annual base salary of $150,000; the potential for cash incentive bonuses based on performance; and option grants under the Company's Incentive Stock Option Plan. For the period December 20, 1996 through September 30, 1997, there were no changes to Dr. Mastroianni's annual compensation of $150,000. A cash incentive bonus of $50,000 was accrued but not paid as of September 30, 1997.
Dr. Mastroianni was, however, awarded qualified options for 30,000 shares, plus an additional 120,000 shares if certain performance targets were met, at an exercise price of $2.44 per share. The award was amended on July 15, 1997, to (1) redefine the profit targets; (2) reprice the exercise price for the 120,000 shares at $2.50 per share; and (3) permit vesting of 30,000 of the 120,000 shares based on the Company's performance in fiscal 1997.


                                   Compensation Committee

                                   Mr. Alan P. Goldberg
                                   Dr. Beno Sternlicht


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee ("Committee") approves all of the policies under which compensation is paid or awarded to the Company's officers and employee Directors. The Committee, in fiscal 1997, consisted of Messrs. Goldberg, Landgraf and Apkarian, until April 16, 1997, and thereafter consisted of Mr. Goldberg and Dr. Sternlicht.

Mr. Goldberg is Co-Chief Executive Officer of First Albany Companies, Inc. ("FAC"). (See "Security Ownership of Certain Beneficial Owners" in the section entitled "Additional Information" and "Certain
Relationship and Related Transactions", below).

Mr. Apkarian is a former Chief Executive Officer of the Company.
Mr. Apkarian was Chief Executive Officer of the Company from 1961 until 1991 and was Chairman of the Board of Directors from 1984 until his resignation from his position in August 1993. Mr. Apkarian has not served on the Board or the Compensation Committee since April 1997.
Mr. Apkarian did not vote on matters pertaining to his own compensation.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At September 30, 1997, First Albany Companies, Inc. ("FAC") owned approximately 32.3% of the Company's Common Stock.

During fiscal 1997, First Albany Corporation, a wholly owned subsidiary of FAC, provided financial advisory services in connection with the sale of the L.A.B. Division, for which First Albany Corporation was paid a $75,000 fee. During fiscal 1997, the Company and FAC entered into an agreement dated as of December 27, 1996, under which the Company issued to FAC 1.0 million shares of Common Stock in full satisfaction of the note payable to FAC by First Commercial Credit Corporation ("FCCC"), thereby extinguishing the Company's indebtedness to FCCC under that certain Note Payable, due December 31, 1996 ("Note Payable"); at December 27, 1996, the Note Payable to FCCC had an outstanding principal balance of $3.0 million and accrued interest of $1.1 million. On December 27, 1996, the last sale price of the Company's Common Stock, as quoted on the OTC Bulletin Board, was $2.00 per share.


EMPLOYMENT AGREEMENTS

The Company had an employment agreement with Mr. Diesel which provided that Mr. Diesel would receive an annual base salary of $200,000 and was eligible to receive incentive compensation. This agreement expired in February 1997. Per this agreement, Mr. Diesel was awarded an initial grant under the Company's Restricted Stock Incentive Plan of 10,000 shares; in December 1994, the Committee awarded Mr. Diesel an additional 25,000 shares under such Plan. In addition, on August 27, 1997 the Company awarded Mr. Diesel 35,000 options for shares, pursuant to the Company's Incentive Stock Option Plan. Effective December 20, 1996, Mr. Diesel resigned as President of the Company. On December 19, 1997, the Company entered into an agreement with Mr. Diesel regarding termination of his employment. The agreement provides that Mr. Diesel will receive: a) total salary payments from the Company of $42,308, b) 401k matching payments of $4,615; c) insurance benefits through December 31, 1997; d) a lump sum severance payment of $95,615; and e) vesting of the 35,000 non-qualified stock options awarded to Mr. Diesel on August 27, 1997.

The Company has an agreement with Dr. Mastroianni which provides that Dr. Mastroianni will receive an annual base salary of $150,000 and be eligible for incentive compensation and incentive stock options. The agreement also states that if Dr. Mastroianni is removed from the position of President for reasons other than cause during his first three years of employment, the Company will pay him severance payments equivalent to a maximum of one year's base salary. Per this agreement, Dr. Mastroianni was awarded initial stock options under the Company's Incentive Stock Option Plan for 30,000 shares plus up to 120,000 additional shares, based upon achievement of certain defined profit targets for fiscal 1997. In July 1997, Dr. Mastroianni's Option Agreement was amended to vest Dr. Mastroianni in an additional 30,000 shares, change the defined profit targets for the remaining 90,000 shares, and change the exercise price for the full 120,000 shares.
(See "Option Grants in Fiscal Year 1997" in the section entitled "Executive Compensation", above).

The Company also entered into an agreement with Mr. James Clemens, President of Ling Electronics, Inc. ("Ling"). The agreement provides that Mr. Clemens' annual base salary will be $115,000, subject to adjustment by the Committee, from time to time. In addition, Mr. Clemens is eligible to receive incentive compensation of 3% of annual pre-tax income of Ling up to $1,000,000, and 2% of annual pre-tax income of Ling in excess of $1,000,000. The agreement also grants Mr. Clemens non-qualified stock options for 15,000 shares of the Company's common stock. (See "Option Grants in Fiscal Year 1997" in the section entitled "Executive Compensation, above). In addition, the Company agreed to advance Mr. Clemens $30,000 pursuant to a promissory note, payable in three annual installments of $10,000 plus interest at the rate of 6.5%. The Company agreed to award Mr. Clemens an annual bonus equivalent to the payments due on the note if Mr. Clemens is still employed by the Company on March 24, 1998, 1999 and 2000, respectively. If Mr. Clemens dies or is disabled prior to the due date of the note, the full amount due on the note will be bonused to Mr. Clemens.

The Company also had an agreement with Mr. Apkarian. This agreement provided that Mr. Apkarian would continue as an employee and a Director of the Company at an annual salary of $130,000. The agreement also provided an annual bonus of $10,000 which he would use to purchase $250,000 of term life insurance. In addition, the agreement provided for the payment of club dues and the use of a Company automobile for which Mr. Apkarian paid 50% of the lease payments. As the result of Mr. Apkarian's retirement on September 30, 1997, all obligations pursuant to this agreement have terminated, however, the Company is required to continue to pay 50% of Mr. Apkarian's lease payments on his automobile until June 1998, at which time the Company will purchase the automobile and give it to Mr. Apkarian.


DIRECTORS COMPENSATION

Directors who are not officers or employees receive Director's fees of $750 for each Board meeting attended. Directors also are reimbursed for travel expenses incurred in attending meetings.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG MECHANICAL TECHNOLOGY INCORPORATED, THE S&P 500 INDEX
                    AND THE S&P TECHNOLOGY SECTOR INDEX (1)

                                                             S&P
Measurement Period                             S&P        Technology
(Fiscal Year Covered)          MKTY         500 Index    Sector Index
----------------------         ----         ---------    ------------
Measurement Pt-9/30/92          100            100           100
FYE 9/30/93                      70            113           121
FYE 9/30/94                       3            117           140
FYE 9/30/95                      45            152           222
FYE 9/30/96                      70            183           272
FYE 9/30/97                     140            257           442

(1) Assumes that $100 was invested on September 30, 1992 in Mechanical Technology Incorporated Common Stock, the S&P 500, and the S&P
Technology Sector Index, and that all dividends were reinvested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

First Albany Companies, Inc. ("FAC"), 30 South Pearl Street, Albany, New York, 12207, are the beneficial owners of 2,035,698 shares, or 34.5%, of the outstanding common stock of the Company. Messrs. McNamee and Goldberg may be deemed the beneficial owners of at least a portion of the shares owned by FAC. Messrs. McNamee and Goldberg disclaim such beneficial ownership. As discussed more fully under "Certain Relationships and Related Transactions", above, FAC acquired certain rights to a term loan due from FCCC (the finance company to whom the Company was obligated under the Note Payable). Pursuant to an agreement between FAC and the Company, dated December 27, 1996, the Company issued 1.0 million shares of common stock of the Company to FAC, in full satisfaction of the Note Payable.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

Based on Company records and other information, the Company does not believe that all SEC filing requirements applicable to its Directors and Officers with respect to the Company's fiscal year ended September 30, 1997 were complied with.

The Company believes that Dale Church and Beno Sternlicht, each a Director of the Company, and Martin Mastroianni, a Director, President and Chief Operating Officer of the Company, each failed to file one Section 16(a) form in a timely manner. Each late filing set forth above was filed electronically in a timely manner, however the electronic filings were rejected and the hard copy filings, when made, were late. Mr. Church's and Dr. Mastroianni's form reported one transaction. Dr. Sternlicht's form reported two transactions. The Company further believes that the Lawrence Insurance Group, Inc. failed to file at least one Section 16(a) form, reporting at least one transaction.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee for Director of the Company, (ii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation", (iii) all present Directors and Officers of the Company as a group, and (iv) each person who is known to the registrant to be the beneficial owner of more than 5% of any class of the registrant securities as of February 12, 1998.

           Name of              Amount and Nature of       Percent of
     Beneneficial Owner      Beneficial Ownership(1)(2)      Class
     ------------------      --------------------------    ----------
      Denis P. Chaves                   27,700(3)               *
      Dale W. Church                    50,000(4)               *
      James R. Clemens                  30,000(5)               *
      R. Wayne Diesel                   70,200(6)             1.2%
      Edward A. Dohring                 15,000(4)               *
      Alan P. Goldberg               2,165,773(7)            36.7%
      Douglas McCauley                  15,100(8)               *
      George C. McNamee              2,245,698(7)(9)         38.0%
      Martin J. Mastroianni            170,100(10)            2.9%
      E. Dennis O'Connor                40,000                  *
      Dr. Walter L. Robb                24,500(4)               *
      Dr. Beno Sternlicht              273,050(4)(11)         4.6%
      Stephen Sullivan                   1,000(2)               *
      Stephen T. Wilson                 10,100(12)              *

  All present Directors and
  Officers as a group (12 persons)   3,091,423               52.3%

----------------------------

* Percentage is less than 1.0% of the outstanding Common Stock.

(1) To the best of the Company's knowledge, based on information reported by such Directors and Officers or contained in the Company's shareholder records, except as otherwise indicated, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown. None of the Company's present Directors or Officers other than Messrs. Goldberg and McNamee, Dr. Mastroianni, Mr. Church and Dr. Sternlicht (see "Security Ownership of Certain Beneficial Owners", above) beneficially own more than 1% of the Company's outstanding Common Stock; all present Directors and Officers as a group beneficially own, in the aggregate, approximately 52.3% of the Company's outstanding Common Stock.

(2) Includes shares granted under the Company's Restricted Stock Incentive Plan which are still subject to forfeiture as follows: Mr. McCauley, 3,500 shares; and Mr. Sullivan, 500 shares. All present Directors and Officers as a group, 3,500 shares.

(3) Includes an option for 25,000 shares granted on August 27, 1997 and an option for 100 shares granted on December 20, 1996.

(4) Includes an option for 10,000 shares granted on April 16, 1997.

(5) Includes an option for 15,000 shares granted on August 27, 1997 and an option for 15,000 shares granted on March 24, 1997.

(6) Includes 100 shares held by Mr. Diesel's wife as custodian for their minor child; Mr. Diesel disclaims beneficial ownership of such shares. Includes an option for 35,000 shares granted on August 27, 1997 and an option for 100 shares granted on December 20, 1996.

(7) Includes 2,035,698 shares owned by First Albany Companies Inc.; see "Security Ownership of Certain Beneficial Owners". However, Messrs. McNamee and Goldberg disclaim beneficial ownership of such shares.

(8) Includes an option for 15,000 shares granted on August 27, 1997 and an option for 100 shares granted on December 20, 1996.

(9) Includes 10,000 shares owned by Mr. McNamee's wife. Mr. McNamee disclaims beneficial ownership of such shares.

(10) Includes an option for up to 150,000 shares granted on December 20, 1996 as amended on July 15, 1997, and an option for 100 shares granted on December 20, 1996.

(11) Includes 26,650 shares owned by Dr. Sternlicht's wife and 10,150 shares held by Dr. Sternlicht's wife as custodian for their children; Dr. Sternlicht disclaims beneficial ownership of such shares.

(12) Includes an option for 10,000 shares granted on August 27, 1997 and an option for 100 shares granted on December 20, 1996.


                       ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report to Shareholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for the year ended September 30, 1997, as filed with the Securities and Exchange Commission, may be obtained by addressing a written request to the Investor Relations Department at the Company's corporate headquarters, 968 Albany-Shaker Road, Latham, NY 12110.


                      PROPOSALS OF SECURITY HOLDERS

Proposals by security holders intended to be presented at the Company's Annual Meeting of Shareholders held in 1999 must be received by the Company before October 6, 1998 in order to qualify for inclusion in the Company's Proxy Statement relating to that meeting.


                             OTHER MATTERS

Management does not know of any matters which will be brought before the meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons voting them.


All expenses incurred in connection with this solicitation of proxies will be borne by the Company.


                                      By Order of the Board of Directors


                                      John Recupero
                                      Secretary
Latham, New York
March 9, 1998

Appendix A - Proxy Card
                       MECHANICAL TECHNOLOGY INCORPORATED
             968 Albany-Shaker Road          Latham, New York 12110
                                     PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes any proxy heretofore given to vote such shares, and hereby ratifies and confirms all that said proxies may do by virtue hereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF AUTHORITY TO VOTE FOR ITEM 1, ELECTION OF DIRECTORS, IS NOT SPECIFICALLY WITHHELD, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN THE PROXY STATEMENT. IF NO CHOICE IS SPECIFIED WITH RESPECT TO ITEMS 2, 3 or 4, THE PROXY WILL BE VOTED FOR THOSE PROPOSALS.

The undersigned hereby appoints George C. McNamee and Alan Goldberg, or either of them, as proxies to vote all the stock of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Mechanical Technology Incorporated, to be held at the offices of First Albany Companies Inc., 30 South Pearl Street, Albany, New York, at 10:00 a.m. on April 15, 1998, or any adjournment thereof, as follows:

1.ELECTION OF DIRECTORS:
  FOR ALL NOMINEES LISTED BELOW  ___      WITHHOLD AUTHORITY   ___
(except as marked to the contrary below)  to vote for all nominees listed below
  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
        One Year Term         Two Year Term           Three Year Term
        _____________         _____________           _______________
   Dr. Martin Mastroianni    Dale W. Church         Alan P. Goldberg
   George C. McNamee         Edward A. Dohring      Dr. Walter L. Robb
   E. Dennis O'Connor                               Dr. Beno Sternlicht

2.PROPOSAL TO APPROVE THE REAPPOINTMENT OF COOPERS & LYBRAND L.L.P. AS AUDITORS.
       FOR    ___          AGAINST       ___          ABSTAIN      ___
3.PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF
  INCORPORATION.
       FOR    ___          AGAINST       ___          ABSTAIN      ___
4.PROPOSAL TO APPROVE THE RESTATEMENT OF THE BY-LAWS.
       FOR    ___          AGAINST       ___          ABSTAIN      ___

IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Date,______________ 1998     __________________________________________________
                             Please sign exactly as name appears on this proxy.
                             When shares are held by joint tenants, both should
                             sign. When signing as attorney, executor,
                             administrator, trustee, or guardian, please give
                             full title as such.  If a corporation, please sign
                             in full corporate name by President or other
                             authorized officer. If a partnership, please sign
                             in partnership name by authorized person.
                             __________________________________________________
                             Please provide Social Security Number or Tax
                             Identification Number

                             Attendance at Meeting:     NO  ___      YES  ___
                                                        NUMBER ATTENDING  ___

                                   EXHIBIT 1

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                      MECHANICAL TECHNOLOGY INCORPORATED

               UNDER SECTION 807 OF THE BUSINESS CORPORATION LAW


   The undersigned, being the President and the Secretary of MECHANICAL TECHNOLOGY INCORPORATED, pursuant to Section 807 of the Business Corporation law of the State of New York, do hereby restate, certify and set forth:

   1. The name of the corporation is MECHANICAL TECHNOLOGY INCORPORATED.

   2. The certificate of incorporation of the corporation was filed by the Department of State on the 4th day of October, 1961.

   3. The certificate of incorporation of the corporation, as amended heretofore, is hereby further amended to effect the following amendment authorized by the Business Corporation Law:

      a. To amend the certificate of incorporation to add the following provision regarding the location of the principal office of the corporation as follows:

          The principal office of the corporation shall be at such place within the state of New York, county of Albany, or such other place within the State of New York as the Board of Directors shall determine from time to time.

      b. To further amend the certificate of incorporation to add the following provision regarding designation of an agent of the corporation for purposes of service of process:

          The Secretary of State is designated as agent of the
      corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: 968 Albany-Shaker Road, Latham, New York 12110.

      c. To further amend the certificate of incorporation to restate the purpose of the corporation as follows:

          The purposes for which it is formed are: To engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law.

      d. To further amend the certificate of incorporation to add the following provision to provide for a classified board and staggered election of directors:

          The number of directors constituting the entire Board shall be not less than three nor more than nine as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be eight until otherwise fixed by a majority of the entire Board.
      The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of stockholders in April 1998, three directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, two directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and three directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

      Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause or after the affirmative vote of the holders of 75% or more of the outstanding shares of stock entitled to vote for the election of directors at a meeting called for that purpose or after the affirmative vote of 75% of the entire Board.

      e. To further amend the certificate of incorporation to add the following provision regarding indemnification of the officers and directors of the corporation:

      The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, proceeding or suit (including one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation, or is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the corporation, against judgments, fines, amounts paid in settlement and expenses, including attorneys' fees, actually incurred as a result of or in connection with any such action, proceeding or suit, or any appeal therefrom, if such director or officer acted in good faith for a purpose which he reasonably believed to be in or not opposed to the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful; provided, however, that no indemnification shall be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled.

      f. To further amend the certificate of incorporation to add the following provision regarding personal liability of the directors of the corporation:

      Directors of the corporation shall not be personally liable to the corporation or its shareholders for any breach of duty in such capacity; provided, however, that this provision shall not operate so as to eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the New York Business Corporation Law, or (ii) the liability of any director for any act or omission prior to the date on which this Article became effective.

   4. The amendment effected by Paragraph 3 of this Restated Certificate of Incorporation and the restatement of the corporation's certificate of incorporation set forth in Paragraph 4 of this Restated Certificate of Incorporation were authorized by the affirmative vote of a majority of the Board of Directors of the corporation, followed by the affirmative vote of the holders of a majority of all outstanding shares of the corporation's common stock entitled to vote at a meeting of shareholders.

   5. The text of the certificate of incorporation of the corporation is hereby restated, as amended hereby, to read as herein set forth in full:

	FIRST:  The name of the corporation is MECHANICAL TECHNOLOGY
INCORPORATED.

	SECOND: The purposes for which it is formed are: To engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law.

	THIRD: The principal office of the corporation shall be at such place within the state of New York, county of Albany, or such other place as the Board of Directors shall determine from time to time.

	FOURTH:	The aggregate number of shares which the corporation shall
have authority to issue shall be Fifteen Million (15,000,000) shares, par value $1.00 per share.

        FIFTH: The number of directors constituting the entire Board shall be not less than three nor more than nine as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be eight until otherwise fixed by a majority of the entire Board. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 1998, three directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, two directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and three directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

   Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause or after the affirmative vote of the holders of 75% or more of the outstanding shares of stock entitled to vote for the election of directors at a meeting called for that purpose or after the affirmative vote of 75% of the entire Board.

        SIXTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: 968 Albany-Shaker Road, Latham, New York 12110.

        SEVENTH: The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, proceeding or suit (including one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation, or is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the corporation, against judgments, fines, amounts paid in settlement and expenses, including attorneys' fees, actually incurred as a result of or in connection with any such action, proceeding or suit, or any appeal therefrom, if such director or officer acted in good faith for a purpose which he reasonably believed to be in or not opposed to the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful; provided, however, that no indemnification shall be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled.

        EIGHTH: Directors of the corporation shall not be personally liable to the corporation or its shareholders for any breach of duty in such capacity; provided, however, that this provision shall not operate so as to eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated
Section 719 of the New York Business Corporation Law, or (ii) the liability of any director for any act or omission prior to the date on which this Article became effective.

   IN WITNESS WHEREOF, we have signed this certificate as of the _____ day of April, 1998, and we affirm the statements contained herein as true under penalties of perjury.



                                       ______________________________
                                       Martin J. Mastroianni
                                       President



                                       ______________________________
                                       John Recupero
                                       Secretary

                                EXHIBIT 2

                      AMENDED AND RESTATED BY-LAWS

                                   OF

                   MECHANICAL TECHNOLOGY INCORPORATED


                                ARTICLE I

                                 OFFICES


   SECTION 1. PRINCIPAL OFFICE. The principal office of the corporation shall be at such place within the State of New York as the Board of Directors shall determine from time to time.

   SECTION 2. OTHER OFFICES. The corporation may have other offices, either within or without the State of New York, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                               ARTICLE II
                        MEETING OF STOCKHOLDERS

   SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of New York, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

   If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

   SECTION 2. OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of New York, as shall be stated in the notice of meeting.

   SECTION 3. VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after eleven months from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote of those stockholders present in person or by proxy except as otherwise provided by the Certificate of Incorporation or the laws of the State of New York.

        A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

   SECTION 4. QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

   SECTION 5. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

   SECTION 6. NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

  SECTION 7. ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                 ARTICLE III
                                  DIRECTORS

   SECTION 1.   NUMBER AND TERM.    The number of directors constituting the
entire Board shall be not less than three nor more than nine as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be eight until otherwise fixed by a majority of the entire Board. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 1998, three directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, two directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and three directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

   Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause or after the affirmative vote of the holders of 75% or more of the outstanding shares of stock entitled to vote for the election of directors at a meeting called for that purpose or after the affirmative vote of 75% of the entire Board.

   SECTION 2. RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

   SECTION 3. VACANCIES. If the office of any director, member of a committee or other office becomes vacant, the remaining directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

   SECTION 4. REMOVAL. Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

   SECTION 5. INCREASE OF NUMBER. The number of directors may be fixed by a majority of the entire Board of Directors. The maximum number of directors may be increased by amendment of these By-laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority of the stockholders, at the annual meeting or at a special meeting called for that purpose. By like vote any additional directors may be chosen to hold office for the unexpired term of such class of directors and until their successors are elected and qualify.

   SECTION 6. POWERS. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

   SECTION 7. COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

   Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

   SECTION 8. MEETINGS. Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

   Special meetings of the board may be called by the Chairman of the Board, if elected, President or by the Secretary on the written request of any two directors on at least two days notice to each director and shall be held at such place or places as may be determined by the directors, or shall be stated in the call of the meeting.

   Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

   SECTION 9. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be adjourned.

   SECTION 10. COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

   SECTION 11. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.


                                  ARTICLE IV
                                   OFFICERS

   SECTION 1. OFFICERS. The officers of the corporation shall be a a President, a Chief Financial Officer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected by the Board of Directors from time to time. More than two offices may be held by the same person.

   SECTION 2. OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

   SECTION 3. PRESIDENT. The President shall have the general powers and duties of supervision and management normally vested in the office of President. He shall have general supervision, direction and control of the business of the corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts in behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Chief Financial Officer or an Assistant Secretary or an Assistant Treasurer.

   SECTION 4. VICE-PRESIDENT. Each vice-president shall have such powers and shall perform such duties as shall be assigned to him by the directors.

   SECTION 5.   CHIEF FINANCIAL OFFICER.    The Chief Financial Officer
shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

   The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Chief Financial Officer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe.

   SECTION 6. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by and person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws.
He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

   SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.


                                 ARTICLE V
                               MISCELLANEOUS

   SECTION 1. CERTIFICATES OF STOCK. Certificate of stock, signed by the Chairman of the Board of Directors, if he be elected, President or Vice-President, and the Chief Financial Officer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. Any of or all the signatures may be facsimiles.

   SECTION 2. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

   SECTION 3. TRANSFER OF SHARES. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

   SECTION 4. STOCKHOLDERS RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

   SECTION 5. SEAL. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL NEW YORK." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

   SECTION 6. FISCAL YEAR. The fiscal year of the corporation shall be October 1 through September 30.

   SECTION 7. CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolutions of the Board of Directors.

   SECTION 8. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute. Notice to Directors shall be deemed to be sufficient if given by facsimile to a number provided by the Director to the corporation, delivery to an overnight delivery service or depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day such facsimile is sent or the day of such mailing.

   Whenever any notice whatever is required to be given under the provisions of the law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                 ARTICLE VI
                                 AMENDMENTS

        These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal, or By-Law or By-Laws to be made, be contained in the notice of such special meeting.